Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of MARA Holdings, Inc. (the “Company”), does hereby certify, that:
The Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2024	By:	/s/ Fred Thiel
Fred Thiel
Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Dated: November 12, 2024	By:	/s/ Salman Khan
Salman Khan
Chief Financial Officer (Principal Financial Officer)